Listing Report:Supplement No. 77 dated Oct 16, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 319375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$332.14

Auction yield range:	4.27% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1992	Debt/Income ratio:	25%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$34,056	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	alleylou	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No more crazy fees....
We have been paying on credit cards at more than $500 a month for two years and never missed a payment. So we can just put that $500 here. And we only have 5 months left to pay off our car - so in March, we can double that and then have this paid off. We are home owners, employed. It was some serious dental work that got us started down this hole and now we want to dig out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$798.14

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1987	Debt/Income ratio:	30%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	18y 0m
Amount delinquent:	$0	Revolving credit balance:	$249,642	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	best-elegant-leverage	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money to invest in a Franchise
Purpose of loan:
This loan will be used to invest in a used Franchised?auto lot that carries late model pre owned low mileage vehicles that are up to a 40% off new car prices but still under factory warranty, they are off rental and leased companies and carry a brand name.

My financial situation:
I am a good candidate for this loan because I have been in this industry for the past 25 yrs in a executive position which I over see daily operations of new and used car dealerships in every aspect. I have open and sucessfull made serveral new stores profitable and There is large market for this type of auto lot and would not look to invest if would not be viable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$164.93

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1977	Debt/Income ratio:	Not calculated
Credit score:	880-900 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	17	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$20	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cash-flute	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Update website with new software
Purpose of loan: I have two goals for this loan. First, after retiring early, I started www.tradingonlinemarkets.com to help people learn to invest in the stock market. The portfolios substantially beat the S&P each year since the site began in 2006.The site generates $1,000 per month in free cash flow, up from $400 per month at the end of 2008.The loan is for the software and the developer?s expenses to make improvements to grow revenues. Cash flow from the site covers operating costs plus the loan payments.My other reason for seeking this loan is do a review before making a commitment as an investor.

My financial situation:The income on the application is from the business only. I am not including any income from my own investing or retirement. I want the business to stand on its own. I will back up the loan in any case.My dream is help people achieve financial independence.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$243.93

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1993	Debt/Income ratio:	37%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	20 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$104,101	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fair-gain5	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to pay off high interest rate credit card loans.? I?am?in the process of becoming debt and credit card free.?

My financial situation:
I am a good candidate for this loan because I have paid my bills on time.? I have a very stable job and a long time work history.? I also work part time as a ref to help pay off these bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.76%	Starting monthly payment:	$49.76

Auction yield range:	4.27% - 34.00%	Estimated loss impact:	2.27%
Lender servicing fee:	1.00%	Estimated return:	31.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2000	Debt/Income ratio:	9%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	TaxesForMuchLessInc	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Former Marine want to be ripped off
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because I enjoy paying outrageous interest.? I could get a loan from a bank at 9% but it just seems like so much fun to pay 38% instead.? I am completely stupid so I won't know the difference.

Monthly net income: $ 1,680.00

Monthly expenses: $ 1,503.29
??Housing: $ 442.66
??Insurance: $ 100.00
??Gas expenses: $ 90.00
??Utilities: $ 180.00
??Phone, cable, internet: $ 105.00
??Food, entertainment: $ 350.00
??Credit cards and other loans: $ 160.63?
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$565.45

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1990	Debt/Income ratio:	29%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,490	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	benefit-mountain	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?Pay off credit cards?

My financial situation:
I am a good candidate for this loan because?I pay my bills on time and can easily?make the payments on this loan?

Monthly net income: $ 8224.00

Monthly expenses: $
??Housing: $ 1700.00
??Insurance: $ 111.00
??Car expenses: $ 1350.00
??Utilities: $?400.00
??Phone, cable, internet: $
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$764.13

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	21	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,496	Occupation:	Doctor
Public records last 12m / 10y:	2/ 2	Bankcard utilization:	23%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	prudent-principal	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Clinic
Purpose of loan:
This loan will be used to open a medical clinic in my home town. I have been a licensed physician since 1992 and I have always worked for other people/companies. I am a hard worker and I am looking forward to working hard for myself. Opening a medical clinic has always been my professional goal and I have taken several critical steps to make this happen. I have purchased malpractice insurance. I have also located rental space and used medical equipment available for puchase. I have met with the state medical society and with my CPA. I have contacted my insurance agent for liability/rental insurance quotes, Social Security, Medicare/Medicaid and the state medical board. I have never had a malpractice claim. I will be accepting private health insurance and also Medicare/Medicaid.

My financial situation:
I am a good candidate for this loan because I will be working part time at a local emergency room?as supplemental income for?the clinic.?I have the necessary clinic experience to make this work. I live in an area that is underserved medically. Many people in this area are in need of a primary care physician. Medicaid has informed me that they have patients available and not enough physicians to accept them. I will be performing several social security disability examinations each week to generate income for the practice. I will have extended evening and weekend hours. This loan will assist me in fullfilling my goal.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$600.18

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1992	Debt/Income ratio:	23%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$17,944	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BigDaddy13	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my revolving credit
Purpose of loan:
This loan will be used to pay off a motorcycle.
It is currently financed through HSBC. They have decided
to raise my interest rate to an unacceptable amount.?
Also a small amount of credit card debit.

My financial situation:
I am a good candidate for this loan because I work a full time job as a system administrator. I also do computer work on the side.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$229.61

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2002	Debt/Income ratio:	36%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,882	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	AlMeg	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?
Pay down my credit cards that was used? while my wife and I were in school.

I am a good candidate for this loan because?
I'm a good candidate for this loan because my wife and I have good jobs and pay all our bills on time. We just want to be able to have one bill for our credit cards instead of 5 so we can pay them down faster. We will be paying almost the same as we are now on credit cards but it will be one payment and we know we will only have 3 years or less until they are paid off. I hope you will consider us because?we take our debt serious and believe in paying our debts on time because we?want people to pay us on time when we are owed money.
??My financial situation:

Monthly net income: $ 3800

Monthly expenses: $ 2160
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $?100??Phone 30, cable 100, internet: $ 30
??Food, entertainment: $ 300
??Clothing, household expenses $?200
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	8.27% - 29.00%	Estimated loss impact:	8.70%
Lender servicing fee:	1.00%	Estimated return:	20.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1990	Debt/Income ratio:	100%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	21 / 20	Employment status:	Retired
Now delinquent:	0	Total credit lines:	35	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$62,195	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pioneers4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2009) 680-700 (Mar-2008)
Principal balance:	$3,268.21	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying daughters' student loans
Purpose of loan:
This loan will be used to consolidate my high interest debt so that I can help my daughters pay off their student loans.

My financial situation:
I am a good candidate for this loan because?I have paid back my previous loan in good faith and keep all bills current.My husband's income matches mine and is used to pay monthly bills.

Monthly net income: $ 5100

Monthly expenses: $
??Housing: $ 865
??Insurance: $ 150
??Car expenses: $ 500
??Utilities: $ 250

??Phone, cable, internet: $ 200
??Food, entertainment: $ 350
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1500
??Other expenses: $ 200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1996	Debt/Income ratio:	36%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$83,569	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	sincere-velocity	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay credit cards

My financial situation:
I am a good candidate for this loan because? don't miss payments

Monthly net income: $ 10500

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 80
??Car expenses: $ 50
??Utilities: $?50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$401.56

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1986	Debt/Income ratio:	8%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$29,965	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cpanetwork	Borrower's state:	Alaska	Borrower's group:	Thousand Dollar Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Playset, landscaping and Fence
Purpose of loan:

This loan would be used to finish some?assorted home projects and move a credit card debt from a @ 12% rate to a zero percent rate.???We are both professionals with great jobs. We have excellent?credit and make enough money?to pay the loan and other debts.??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$332.43

Auction yield range:	11.27% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1987	Debt/Income ratio:	32%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	20 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$80,777	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	paigepuff	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 640-660 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Pay off Discover!!
Purpose of loan:
This loan will be used to pay-off high interest credit card debt created in large due part to a # of medical bills generated?over the last?3 1/2?years resulting in a successful twin pregnancy and birth.? Discover hiked my rate to to a ludicruous % and I would like to use this loan to pay that off.

My financial situation:
When I took out my first Prosper loan 1 ? years ago I had a plan to get out of debt in 3 years.? I was successful in obtaining the loan ??and paid it off in 6-7 months as it was my highest interest rate loan at that time.??Since then I have reduced my revolving debt by $25k. The first Prosper loan was requested to get me thru the last stage of these medical bills.

I have been targeted as most of us have by the banks with?interest rate hikes/lowering credit lines.??As I pay off thousands in?debt, the credit card company lowers my?available credit?by that much.? They have also attempted to hike most of my credit card rates and I have closed the majority of my credit card accounts now.? I currently have approximately 5 open accounts.?

The net of this is that while I have been successful in lowering my debt a great deal ? I am not able to benefit with a rating befitting my payment history due to these factors.??

I have always paid all of my bills on time, am never late and there has never been a time when I have not fully repaid a debt.? I?have an excellent?and stable job where my prospect remain great,?I want to get out of? debt now that I have a new life ahead of me.? I am a sure thing for a safe investment.

Monthly net income:? $8,300.?? I am also very much on target for additional $18,000 bonus in 2010.

Monthly expenses:
$ ??Housing: $ 1229??
Car expenses: $ 700??
Utilities: $ 0 (husband pays)??
Phone, cable, internet: $ 60??
Food, entertainment: $ 200??
Child Care $800??
Clothing, household/baby expenses $?800??
Credit cards and other loans: $2400???
Other expenses: $500??

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1999	Debt/Income ratio:	96%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	42	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,384	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	duty-recorder	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards and Loans
Purpose of loan:
This loan will be used to pay off my credit cards and husband's cards.

My financial situation:
I am a good candidate for this loan because I have paid on time on the cards.

Monthly net income: $ 847 and husband's $1447

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$306.49

Auction yield range:	4.27% - 8.99%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	44%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,495	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dacox25	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation 4 fellow lender
Purpose of loan:
This loan will be used to pay off one of my credit cards faster, so I can reinvest.
I have a revolving credit card with a 9500 balance at 14%. At the current rate (with revolving terms)?it will take me over 10 years to pay the card off paying?$300 a month. With a prosper installment loan making the same payments, I can have this paid off in 3 years or less.

My financial situation:
I am a good candidate for this loan because I take my credit seriously. I worked hard to build up my credit to what it is today, and continue?to?pay all my bills on time. I am an active lender in the prosper community, but with the recent hikes in credit card rates,
I havent been able to invest as much anymore.? I do have enough for payments but looking for lower rates to pay them off faster so I can continue to re-invest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2004	Debt/Income ratio:	29%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$656	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sojobg12	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off student loans
Purpose of loan:
This loan will be used to pay off student loans?and ?purchase a?used vehicle.? This loan would allow me to only have one monthly payment instead of multiple ones and in the event I?am deployed again it would make things easier and less stressful.? I greatly appreciate your time and consideration.?

My financial situation:
I am a good candidate for this loan because I have a steady income.? I'm currently serving in the U.S. Air Force and I have 2 years and 6 months remaining on my first enlistment and I will be re-enlisting in 2012.? I am very disciplined and I take pride in everything I do and I will not have an issue paying this loan back if afforded the opportunity.? My plans for repaying this loan consist of setting up an allotment that will come out of my paycheck before it reaches my account to insure your funds are received monthly and on time.? My plan for the future is to purchase a home shortly after my re-enlistment and this loan would enable me to achieve a higher credit rating and allow me to be debt free until the purchase of my home.?

Monthly net income: $2,837.00

Monthly expenses: $1,315.00
??Housing: $375.00
??Insurance: $0
??Car expenses: $0
??Utilities: $70.00
??Phone, cable, internet: $120.00
??Food, entertainment: $100.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$289.42

Auction yield range:	11.27% - 17.05%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1987	Debt/Income ratio:	32%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,103	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	responsibility-dynamo	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Bank of America
Purpose of loan:
This loan will be used to pay off a loan I?currently have with Bank of America. I have never been late with BoA.? When I took the?loan, ?the APR was?at a FIXED 12.99%.? Now they want to change it to a variable rate.? I called to close? the account and reject the rate hike but according to them it will change anyway.? I am so disgusted with?BoA.? I rather pay the good folks at Prosper!!! ??

I am a good candidate for this loan because? I pay all my debts on time.? I value good credit.?

Monthly net income: $ 3,400

Monthly expenses: $
??Housing:?
??Insurance: $ 108
??Car expenses: $ 320
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$169.88

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	9%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$30,517	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	SYBRANTIV	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-720 (Jan-2008)
Principal balance:	$3,100.22	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Consolidating my loans
Purpose of loan:
This loan will be used to pay off?the remaining balance of my first Prosper loan along with?outstanding personal loans.

My financial situation:
I am a good candidate for this loan because I have a stable job, strong work ethic, and honor my word.? In addition, I have consistently been paying on my first Prosper loan for over 2 years without a delinquent or missed payment.??

Monthly net income: $4,100

Monthly expenses: $2,400
??Housing: $1,200
??Insurance: $100
??Car expenses: $0?
??Utilities: $150
??Phone, cable, internet: $50
??Food, entertainment: $250?
??Clothing, household expenses $100
??Credit cards and other loans: $350
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	15.25%	Starting borrower rate/APR:	16.25% / 18.44%	Starting monthly payment:	$176.40

Auction yield range:	8.27% - 15.25%	Estimated loss impact:	8.84%
Lender servicing fee:	1.00%	Estimated return:	6.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1986	Debt/Income ratio:	10%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	36y 3m
Amount delinquent:	$191	Revolving credit balance:	$2,560	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	31%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	semdoc1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	780-800 (Latest)
Principal borrowed:	$4,600.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008) 760-780 (Nov-2007)
Principal balance:	$1,057.45	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Need to repair pool
Purpose of loan:
Loan is to payoff prosper loan and swimming pool repairs

My financial situation:
I am a good candidate for this loan because I pay my bills as agreed. My current loan is scheduled to be paid well before the three year contract time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$418.29

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1994	Debt/Income ratio:	11%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,560	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-sequoia9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Expenses
This loan will be used to pay off some medical expenses, which are from a surgery that my mother desperately needed on her back in order to make day to day living a lot easier for her at age 89. My mother did have insurance at the time but as I am sure you all know unfortunately in NEVER covers everything for some reason. My mother?s surgery was successful as far as we can tell at this point, but the constant calls from collectors trying to collect the unpaid portion of the bill has taken a toll on her. So I would like to step in and take care of the expenses for her to release the headache and stress caused by worrying about this issue, which is why I am applying for this loan.?

????I am a good candidate for this loan because I am great with managing my money and paying credit back on time and without being late. I have never been late on any of my loan or credit payment which reflects on my credit report. I have also been on my job for over 10 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2000	Debt/Income ratio:	25%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$29,137	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	sunny-leverage	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advertising, promotion, Invertory,
Purpose of loan:
This loan will be used to help Grow my business, Advertising, promotion, Invertory, Computer, billes.
Welcome to SKBS. We specialize in getting doctors and business owners their money more quickly as well as helping them create new avenues of income. Please feel free to look through our web site to see the various systems we offer or Request a Free CD to get an overview of how we can help you. Solutions for DoctorsOur company is dedicated to helping doctors of all types increase their cash flow using new innovations in technology. On this site you will find solutions for increasing the amount of money?and speeding up the time it takes to collect that money?from both insurance companies and your patients. You will also find information on our other services that can help you increase your patient base and build your practice. Please contact us if you have any questions or if we can be of service to you. Solutions for General BusinessesBeyond assisting doctors, SKBS also specializes in helping all types of businesses increase their cash flow using next generation methods. On this site you will find solutions that will increase the amount of money you collect from customers and decrease the time it takes to collect it! Please contact us today to discover how your business may benefit from these unique services.My financial situation:

I am a good candidate for this loan because?? I have good credit, and all my bills are paid on time

Monthly net income: $
5,000

Monthly expenses: $
??Housing: $ 3421.23
??Insurance: $ 180.00
??Car expenses: $ 0.00
??Utilities: $?0
??Phone, cable, internet: $ 134.71
??Food, entertainment:$?0
??Clothing, household expenses:$?0
??Credit cards and other loans: $ 13,500.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 13.85%	Starting monthly payment:	$288.45

Auction yield range:	3.27% - 12.50%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1995	Debt/Income ratio:	27%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	21y 0m
Amount delinquent:	$0	Revolving credit balance:	$49,531	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	1971-Cuda	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-listing to pay off Credit Card
Purpose of loan:
This loan will be used to?

Pay off credit card debt. I am looking to pay off all my debt, and this is a good way to pay it off faster.

I am re-posting this ad due to an income verification issue?I had with my first posting.?
Propser would not allow me to factor in my rental property income so my first ad was cancelled. Thank you to all who bid on?my first ad, I hope you will help again.

My financial situation:
I am a good candidate for this loan because?
I have been a police officer for over 20 years, I have a good stable job, and I make good money. I also have investment property income that Prosper will not allow me to include as income, but based upon my Schedule E form?on last year taxes?these properties grossed just over $80,000.I have never missed a payment, nor have I ever been late on any loan payment.? My monthly income is more than my monthly expenses even before I consider my wife's income into the equation. As of now I have approximately $1100.00 extra each month after all expenses are paid. A good portion of my revolving debt was incurred from paying for my Masters Degree and some from my daughters college, both of which are done. Now I am just looking to pay off this debt at a lower intrest rate, and in a shorter time period.
Thank you in advance for any help.
Jim
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.77%	Starting borrower rate/APR:	25.77% / 28.09%	Starting monthly payment:	$482.02

Auction yield range:	8.27% - 24.77%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1990	Debt/Income ratio:	35%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	23y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,943	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Homeownership:	No
Inquiries last 6m:	0
Screen name:	1nyyank	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	700-720 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	1 ( 8% )	700-720 (Sep-2009) 680-700 (Jul-2008)
Principal balance:	$5,630.63	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
"Debt Free Before Retirement"
Purpose of loan:
This loan will be used to?pay off credit card debt and student loans?I have acquired with four sons and six grandchildren.? I am trying to be smarter for my retirement and help myself first before I help others, then I can give back!? I would love to be debt free to help other on Prosper and not owe the government run banks or credit card companies none of my money.?

My financial situation:
I am a great candidate for this loan because? I have always been a great worker and have 24 years of teaching experience.? I went back to school and got another degree to increase my income by 7500.00 a year because I only have 8 more years to teach and wanted to bump up my retirement.? I had to take out a loan to do this.? But I want to be debt free in 3 to 5 years and not rely on anyone but myself to enjoy my retirement. I want to live my later years enjoying my 6 grandchildren and helping them fulfill their dreams by being a great role model.? I always pay my bills. And I am grateful for my first Prosper Loan.? And if my second loan is funded I can complete my goal and then I would like to become? Prosper investor and help others accomplish the same goals. America needs to get back to this way of banking and helping people!

Monthly net income: $ 3540.00

Monthly expenses: $ 3400.00
??Housing: $ 1200.00
??Insurance: $ 259.00
??Car expenses: $ 324.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 152.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1050.00
??Other expenses: $ student loan $200.00
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	32.84%	Starting borrower rate/APR:	33.84% / 36.28%	Starting monthly payment:	$245.20

Auction yield range:	14.27% - 32.84%	Estimated loss impact:	16.21%
Lender servicing fee:	1.00%	Estimated return:	16.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2001	Debt/Income ratio:	53%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	18y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,066	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deerhunter35	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Sep-2009) 600-620 (Jul-2008) 540-560 (Aug-2007) 520-540 (Jul-2007)
Principal balance:	$1,782.82	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
payoff other prosper/new heat/air
Purpose of loan:
This loan will be used to? pay off my previous prosper loan, my wifes prosper and purchase a new heat/air unit ours went out!!? I previously asked for $7500 but my in-laws have offered to pay part of the expense! I want to pay off my wifes existing propser loan as well as mine and take whats left to put towards our ac/heat!? This way instead of having 3 loan payments we have 1.

My financial situation:
I am a good candidate for this loan because?I have been employed at the same company for 18yrs and my wife has been there 13yrs. We are up to date with all bills and are trying to improve our credit scores!? This loan repayment will come right out of the bank so its always paid on time everytime!? Remember as you look at the monthly expenses this is what my wife and I pay and we both work, it's just not? me paying myself.? We bring home 2280 monthly.

Monthly expenses: $ 1267
??Housing: $?0
??Insurance:? 59
??Car expenses: $ 484
??Utilities: $?250
??Phone, cable, internet: $?79
??Food, entertainment: $?100??
??Clothing, household expenses $
??Credit cards and other loans: $194?( 2?prosper loans)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2007	Debt/Income ratio:	41%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,360	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	successful-trade2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$1,015.94

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1984	Debt/Income ratio:	42%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	15y 1m
Amount delinquent:	$0	Revolving credit balance:	$38,770	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	liberty-harbor	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1956	Debt/Income ratio:	46%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,246	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blugeen	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Aug-2008)
Principal balance:	$1,877.14	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2nd Prosper Loan :No Late Payments
Purpose of loan:
This loan will be used to?purchase new refrigerator, pay off payday loans, and substantially reduce my credit card debt.
My financial situation:
I am a single active grandmother who loves cats.I?receive social security and work p.t.12-16 hrs.wk.I always have enough to pay my bills and live month to month,but I don;t have much cushion.I need a new refrigerator,so I temporarily borrowed some money from a friend. I also needed to take out 2 payday loans.I need to pay both of them back.I also want to pay down my credit card debt from about 95% to 20%.Doing that will reduce my monthly credit card payment,increase my credit score significantly, and leave me with enough cushion should the need arise.

My (recent) credit history:
Since receiving my 1st. Prosper Loan 14mos. ago Every Payment has been made on time and all other obligations have been paid on time for the past 4 years.

My (past) credit history:
Until 2003 I had always paid my bills on time and had excellent credit.But in 2003 after going through a messy divorce
I was forced to file bankrupty.Since that time I've been slowly trying to repair my credit.Even though I had several delinquent accounts around that time every creditor not included in bankrupcy was eventually paid.I'm sure any loan
I receive?here will be paid in full and on time without fail.

Monthly net income: $ 2400????? 1600 soc sec
????????????????????????????????????????????????? 800 part time work
Monthly expenses: $ 1800
??Housing: $ 590
??Insurance:?$85
??Car expenses: $ 225
??Utilities: $ 100
??Phone, cable, internet: $ 110
??Food, entertainment: $ 225
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??1st Prosper loan : $ 115
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1998	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	10y 5m
Amount delinquent:	$352	Revolving credit balance:	$5,587	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blooming-durability9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
INHERITANCE ACQUISITION
Purpose of loan:
This loan will be used to? ACQUIRE WIFE'S INHERITANCE OF MORE THAN $50,000,000

My financial situation:
I am a good candidate for this loan because?MY WORD IS MY BOND AND I WON'T HAVE ANY PROBLEM?WITH THE REPAYMENT OF MY LOAN?

Monthly net income: $ 1200

Monthly expenses: $ LESS THAN $600
??Housing: $ 0??( I LIVE WITH A RELATIVE)
??Insurance: $?100
??Car expenses: $0? (I DON''T CURRENTLY OWN A CAR)?
??Utilities: $ 50?
??Phone, cable, internet: $240
??Food, entertainment: $ 100
??Clothing, household expenses $50
??Credit cards and other loans: $ 150
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$345.42

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	19 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$50,245	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kind-refined-contract	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing Business Marketing Budget
Purpose of loan:
This loan will be used to purchase TV Advertising and a live TV spot in Milwaukee, WI. We are strong and growing rapidly. Your investment will be used wisely and we hope to have your money back faster then the 3 year time frame. Help us continue to grow and become stronger, and offer the world the purest personal care product line available in today's market.

My financial situation:
I am a good candidate for this loan because I possess 24 years of successful business ownership and have compiled a strong and talented team of managers to assist in the building of our company. We currently sell our Bee Rescued Brand Propolis Care Products in over 85 natural products stores around the country? with more stores adding our line to their inventories on a daily basis. We are a strong, up and coming national company. Partner with us today!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$75.35

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1987	Debt/Income ratio:	333%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	5 / 6	Employment status:	Retired
Now delinquent:	2	Total credit lines:	28	Length of status:	10y 5m
Amount delinquent:	$758	Revolving credit balance:	$7,332	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	37	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	finance-majesty3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
carpet, restoring kitchen cabinets
Purpose of loan:
This loan will be used to?restore my kitchen cabinets. They are in horrible condition. Also,?new carpet is needed in two rooms.?

My financial situation:
I am a good candidate for this loan because?I can be trusted to do what I promise to do. You can rest assured that this loan is needed.?

Monthly net income: $ 2,400

Monthly expenses: $
??Housing: $ 775.00
??Insurance: $ 144.00
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1987	Debt/Income ratio:	23%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$27,563	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	dedication-blueberry	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off remaining balance on previous 401K loan, to enable me to withdraw enough to payoff credit cards

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and want to repay this loan within one month.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 565
??Insurance: $ 56
??Car expenses: $ 267
??Utilities: $ 65
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $?50
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.55%	Starting borrower rate/APR:	20.55% / 22.79%	Starting monthly payment:	$74.89

Auction yield range:	8.27% - 19.55%	Estimated loss impact:	6.96%
Lender servicing fee:	1.00%	Estimated return:	12.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1987	Debt/Income ratio:	19%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	23 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	22y 8m
Amount delinquent:	$0	Revolving credit balance:	$23,985	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	trade-firestarter	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Property tax
Purpose of loan:
This loan will be used to? pay off my property school tax - my investment in the market came up short

My financial situation:
I am a good candidate for this loan because I plan to payoff in March when I get my federal tax refund

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 120
??Car expenses: $ 60
??Utilities: $ 130
??Phone, cable, internet: $?100
??Food, entertainment: $ 80
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1994	Debt/Income ratio:	13%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,563	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	familyfunn	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional Funds for Family Center
Purpose of loan:
This loan will be used to help with the additional funds needed for equipment for the center itself.?I am wanting to open this center for the children and families in my community and surrounding towns. Our area has absolutely nothing positive for our kids to do and this center would mean so much to our city and the small towns nearby.? My family (myself, my wife, and two teenage daughters) passed out flyers to see who would support and frequent a family entertainment center-we were overwhemeled with the response we got, several thousand signatures &?phone calls.? There is definitely a want and need for this to become successful. We want a positive place for our kids to be able to have fun good clean fun and this would also lend itself to families being able to have fun together! We want to be able to give something back to our community and investing in these kids is what has always been a lifelong dream of ours (my family). If we don't invest and believe in our children then who will?
My financial situation:
I am a good candidate for this loan because I have?shown that I can manage not only my own money but that of others.? I have budgeted millions of dollars for the restaurant chains that I have worked for over the past 14 years.? I personally have unsecured credit that?I pay on time every month.? I own 3 homes and have never been late on any of the mortgages(2?are rentals).? ??

Monthly net income: $
4300.00
Monthly expenses: $
??Housing: $ 933.00
??Insurance: $ 60.00
??Car expenses: $ 0
??Utilities: $340.00
??Phone, cable, internet: $180.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2002	Debt/Income ratio:	30%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$421	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Vala27	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting business
Purpose of loan:
This loan will be used to fund a startup business as a wedding planner.

My financial situation:
I am a good candidate for this loan because I have a stable job as a software engineer with opportunity for growth. I am looking to start a wedding planner business on the side.?I own my own home and have never been late with mortgage payments.

Monthly net income: $ 3900

Monthly expenses: $?
??Housing: $ 1400
??Insurance: $
??Car expenses: $ 400?
??Utilities: $ 100
??Phone, cable, internet: $ 100?
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	25	Length of status:	11y 0m
Amount delinquent:	$4,525	Revolving credit balance:	$14,855	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kinetic-credit5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting caught up, believe in me!
Pupose of Loan:
Will be used to pay off a couple of small personal debts as I get situated in a new work situation.

My financial situation:
I am a good candidate for this loan because?I owned a successful small business for 10+ years, I am an honest, hard-working?and dependable person who needs a loan to get my new life?up and running!

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 85
??Car expenses: $ 370
??Utilities: $ 125
??Phone, cable, internet: $ 130
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1981	Debt/Income ratio:	14%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	1y 5m
Amount delinquent:	$255	Revolving credit balance:	$3,971	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sage241	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off several credit cards

My financial situation:
I am a good candidate for this loan because? I have a stable job and extra income from my spouse's retirement

Monthly net income: $ 2600.00 plus $3900 (spouse retirement)

Monthly expenses: $
??Housing: $ 1163.00
??Insurance: $ 234.00
??Car expenses: $ 0.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 185.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 1100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 16.36%	Starting monthly payment:	$52.74

Auction yield range:	3.27% - 15.00%	Estimated loss impact:	0.62%
Lender servicing fee:	1.00%	Estimated return:	14.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1993	Debt/Income ratio:	34%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,423	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vivacious-vigilance	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to help my daughter who is in a bit of a financial crisis.

My financial situation:
I am a good candidate for this loan because I have had steady employment for 2.5 years with the State of Oregon.? My payroll checks are directly deposited into my banking account and I would be more than happy to have my monthly loan payment automatically deducted from my checking account.? I have a good credit score and am not late in making my montly obligations.

I appreciate your consideration of this loan.

Thank you,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	19 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$129,460	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	orange-logical-repayment	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit cards
Purpose of loan:
This loan will be used to? Pay off high rate credit cards that I have used for my business, the cards are currently being paid by my business. I'm paying around $4000 per month in payments. As you see on my report, I'm never late. I'm meticulous about paying debts on time.

My financial situation:
I am a good candidate for this loan because? I honor my financial obligations, I'm just looking for a better rate to pay down this debt sooner. My income and expenses for this loan are tied into the business. The business pays the debts.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 13.87%	Starting monthly payment:	$49.46

Auction yield range:	8.27% - 10.50%	Estimated loss impact:	6.72%
Lender servicing fee:	1.00%	Estimated return:	3.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1997	Debt/Income ratio:	65%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$17,842	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	financialhelper1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Slowly but Surely
Purpose of loan:
This loan will be used to?pay down debt. I appreciate those of you who have bid on my previous listings, thank you. Although the previous listings have not been filled, I am not discouraged. I figure I will change my approach to how I will attack my debt. I know that I did not get into debt all in one day and will not pay it all off in one day. I will take smaller, steadier steps to pay down my debt. This loan will be used to pay off one credit card that is charging 18% interest. I would prefer a simple loan like the one offered here on Prosper rather than the complicated way credit cards charge their interest.

My financial situation:
I am a good candidate for this loan because?I have?a steady, secure government job. I am also a disabled Navy veteran and receive a monthly disability check. I have been involved with Prosper as a lender for a couple of years and also have some payments coming in from loans I made before Prosper made its changes. Although Texas is not eligible for lenders at this time I will be getting involved with lending again once it becomes available. I have no problems making my current monthly payments and I live well within my means. I am just looking for a better way to pay down my debt. Thank you.?

By?the way, I already have the first two months payment available in my Prosper account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$221.60

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1998	Debt/Income ratio:	12%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,285	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	steady-p2p	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Chase CC -they raised %
I am NOT High Risk, please read on and see why, THANKS!! This loan will replace an equal amount on a CC we already pay on, and we have never been late.
Purpose of loan:
This loan will be used to pay off my Chase Credit card that I closed after they increased my rate for absolutely no reason, -never late, never defaulted. Believing in capitalism, means that I take my business to where it suits me and I favor paying interest to those in my community, Prosper, who are kind and provide good customer service over Chase who has not been so kind of late.

My financial situation:
I am an excellent candidate for this loan because I am shrewd with my family budget and work hard to pay everything on time and never late. That is why my FICO score is EXCELLENT (771 experian Feb 2009, 851 Transunion Jul 2009, 742 equifax Oct 2009)) and it continues to go up about 20 points every year. Furthermore, I spend much time making sure my budget is kept on track and I know very intimately what my limits are, and I am well within my prescribed boundaries. Please consider funding a candidate that will pay in full and will not let you down, nor my FICO, nor my future loan approval ability. Best Regards and Many thanks.

Additional notes: my husband is in Veterinary School and he is in a fully funded program that pays for tuition and pays a living stipend scholarship of $30,000 per year. Together our household income is $103,000, or $8,853 per month, which is very adequate to cover bills. In fact we are paying down our debt, and in about 4 years will be consumer debt free, yeah!!
Total Family income: $8,853/Month (and increasing yearly, about 7%, unlike many professions)Brief Family budget:Mortgage: $2,240House Bills: $200Student Loans: $220Car loan: $212
Car and Home Insurance: $180
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.84%	Starting borrower rate/APR:	31.84% / 35.21%	Starting monthly payment:	$52.16

Auction yield range:	14.27% - 30.84%	Estimated loss impact:	15.42%
Lender servicing fee:	1.00%	Estimated return:	15.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$19,209	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	well-rounded-rupee	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repair
Purpose of loan:
This loan will be used to? car repair,pay bills

My financial situation:
I am a good candidate for this loan because?I pay my bills on time.

Monthly net income: $ 3309.00

Monthly expenses: $
??Housing: $1000.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 9.07%	Starting monthly payment:	$301.05

Auction yield range:	4.27% - 6.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	3.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1999	Debt/Income ratio:	9%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,577	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Utopia	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	21 ( 100% )	760-780 (Latest)
Principal borrowed:	$34,375.00	< mo. late:	0 ( 0% )	780-800 (Aug-2008) 720-740 (Feb-2008) 680-700 (Dec-2007) 640-660 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Buy used 4Runner - 4th Prosper Loan
My?wife?and I are using Prosper again for an automobile loan.??
We?have been?so happy with with Prosper, we thought we would go this route again!
This loan will be used to pay for a used 2002 4Runner with 58,000 miles. We are putting $2,000 down and financing the rest.

My?wife and I are both young prefessionals (30 and 33), and we have great jobs in the healthcare and finance/accounting fields.? Our income is above average at over $120,000 ($51,000 is my income used for this loan) and we have a good amount of assets for our age.

We have a brokerage account with $65,000 in mutual funds.We save over $1800 per month in discretionary income.We are both extremely responsible, and neither of us have EVER missed a payment on anything.Thanks for looking in and we look forward to helping some individuals earn some better than average interest!?

Peace,P.T.
Founder of one of the first groups at Prosper.com

If this loan does not have?the interest rate bid down to below 7%, we reserve the right to pull this listing prior to its close.? Thanks!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	6.27% - 19.00%	Estimated loss impact:	5.33%
Lender servicing fee:	1.00%	Estimated return:	13.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1982	Debt/Income ratio:	30%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	5y 9m
Amount delinquent:	$664	Revolving credit balance:	$3,490	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	grandma7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,150.00	< mo. late:	0 ( 0% )	740-760 (Oct-2007) 760-780 (Sep-2006)
Principal balance:	$801.31	1+ mo. late:	0 ( 0% )
Total payments billed:	42
Description
Payoff Last Credit Card
Purpose of loan: Looking to payoff last credit card

My financial situation: I have made and will continue to make timely Prosper payments.? Delinquency on report is husband's responsibility.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1990	Debt/Income ratio:	66%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	4y 5m
Amount delinquent:	$50	Revolving credit balance:	$0	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Galoregalore	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rebuilding after a divorce
Purpose of loan:
Taxes on my house and one credit card. College, books and other school supply items.? I would like to send my daughter on a college tour in March.

financial situation:
I intend to repay this loan through automatic withdrawal from my checking account. I will be able to add an extra payment each month once I complete my degree.

Monthly net income: $ 1460 (does not include child support and spousal support)

Monthly expenses: $
??Housing: $ 766
??Insurance: $ 80
??Car expenses: $ 150
??Utilities: $ 160
??Phone, cable, internet: $ 74
??Food, entertainment: $ 50
??Clothing, household expenses $175
??Credit cards and other loans: $ 483
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$670.44

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	22%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,732	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	TSENV	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	780-800 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	800-820 (Jul-2008)
Principal balance:	$2,435.03	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off retirement service purchase
Purpose of loan:
This loan will be used to pay off a purchase service credit agreement with my retirement system (Colorado PERA).? I have been paying $563 per month and owe around $25,000.? I pay 8.5% interest.? The debt doesn't show up on my credit report.? It's a good deal; however, I would like the flexability to quickly switch jobs if an attractive opportunity becomes available without the added expense of comming up with the $ before a move.? I would be happy to answer any questions and appreciate your consideration.??????

My financial situation:
I am a good candidate for this loan because I have a good income, good credit, and can afford the payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$546.06

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,094	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wiseguy6	Borrower's state:	NorthCarolina	Borrower's group:	Business Owners Cooperative
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	700-720 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008) 680-700 (May-2006) 680-700 (May-2006) 660-680 (May-2006)
Principal balance:	$7,536.84	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
equipment repair and improvements
Hello!
????Thank you for taking the time to review my loan. Please consider funding this loan; this is my?third loan with Prosper. I have a good payment history.?
????I have had some unexpected repairs come up- grill/ ovens/ stove (1999)?- cost $5300, a char-grill (2000)-?cost $2400,?plumbing repairs- $1000, walk-in freezer compressor (1998)- cost $1900. Also am trying an advertising campaign to generate more business during this slow time- $1400.????
????My restaurant pictured has been open since 1996 and has been successful. I managed it for 3 years prior to me buying it in 2000.
????I have patio dining for 40 people, as well as, inside dining for 100 people. I have an advantage over most other restaurants in town because of my patio. The restaurant has been established as "the grab a drink after work place, and the bring the kids and eat place."?
????The menu offers a wide variety including- appetizers, homemade soups, salads, wraps, hand-pattied burgers, other sandwiches, homemade pastas, and even a children's menu that is as broad.
????I have started doing off- premise catering, as well as hosting private parties at the restaurant on Sundays when we are closed to the public.
????I will be able to pay extra cost for the additional loan because business has been good this year despite the economy. Gas prices are increasing more and more causing people to stay in town and travel less, making them come eat with me. GREAT!!!!!!
????The catering is bringing in an additional $850 a month profit, giving me the ability to pay back the additional loan with Prosper. ?The rate of growth has been really good for me with catering. I have established a lot of repeat business with pharmaceutical representatives.

????Again, please consider funding this loan; I hope to help someone like me somed day.

Thank you in advance!!!!!!!!!!!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	14.27% - 29.00%	Estimated loss impact:	15.33%
Lender servicing fee:	1.00%	Estimated return:	13.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1986	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$105,989	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	BankerOne	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	680-700 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2009) 720-740 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Paying off Loan and Home Repair
The purpose of this loan is to consolidate some existing debt, thereby lowering my monthly payments,?and complete some?home repairs.

Budget:

The ability of borrowers to pay their debts is important in any lending decision you make.? I earn a six-figure income at a large financial services company (16 years with the same employer).? Also, I have a 23-year credit history with no late payments ever.? I successfully paid a $25,000 Prosper loan earlier this year.? The following is my existing budget:??

Monthly Net Income????????$8,326.00

Mortgage????????????????????????? $2,066.00
Car???????????????????????????????????? $597.00
Revolving Credit???????????????? $2,351.00
Fixed Loans????????????????? ?????? $695.00
Utilities???????????????????????? ?????? $600.00
Phones???????????????????????? ????? ?$210.00
Gas????????????????????????????? ????? ?$400.00
Groceries????????????????????? ?????? $700.00

Remainder????????????????????????$707.00

Loan proceeds will be used to?payoff an existing fixed loan ($316 monthly payment) and complete some home repairs.??Based on the projected payment of the new Prosper loan ($212), I will LOWER my monthly expenses by $104 ($316-$212).

Assets:???

Monthly cash flow is probably your primary concern when deciding which loans to bid.? However, another factor that many borrowers fail to mention is other assets.? These assets are ones that are not presently liquid, but may?become so during the life of the loan.? The following are my other assets:??
My wife and I have about $80,000 in home equity.? However, home equity lending in Texas is very restrictive.? Based on my home?s present market value and my outstanding mortgage, I could access $20,000-$25,000.I have $1,750 in company stock that will be fully vested in 4 months (01/2010), with similar amounts vesting in 2011.? If you have any additional questions, please feel free to ask.? Thank you kindly for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$604.27

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1995	Debt/Income ratio:	22%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,496	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	geologist125	Borrower's state:	California	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 97% )	680-700 (Latest)
Principal borrowed:	$2,550.00	< mo. late:	1 ( 3% )	500-520 (Jun-2006) 520-540 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
AA Credit & New Home, Here I Come!
I am a working professional who, with the?help of a prior successfully completed?Prosper loan,?has almost recovered financially from breast cancer treatment and a roommate-gone-bad situation. I am now healthy and cancer free, and my number one personal goal continues to be building my credit into "A" status and eventually purchasing a home. My background includes a BA degree in Geology and an AA degree in business. I have a very stable job as a production analyst for an oil company.

With a Prosper loan to pay off?100% of?my debt, including a 401K loan, I will be lowering my monthly payments by an estimated $275 per month and will have a definite payoff date of within three years.??Continuing to make just above?minimum payments to high-interest credit cards will not allow me to do this, and I will have less money available to save each month.

$3935.18? monthly take-home pay (including $175 deduction for 401K loan)
$? 246.00? credit card minimum payments
$? 436.00? car payment
$1600.00? rent
$? 364.00? other expenses, not including food (phone, electricity, insurance, cable, gym, etc.)

I can assure you I will make payments to you on time each month as promised.? My prior loan with Prosper was paid off early.? If you have any questions, please do not hesitate to contact me.? Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$206.82

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1991	Debt/Income ratio:	19%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,087	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	107%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	theambulancegirl	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	660-680 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	1 ( 5% )	580-600 (Oct-2007)
Principal balance:	$2,140.26	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Pay off credit cards and medical
Purpose of loan:
I have been working hard to pay off my credit cards and I have done a fairly good job so far.? I would like to consolidate the remaining balances so I only have 1 payment.? I owe approximately 5000.00 in credit cards and medical bills.? Two years ago I received a loan through Prosper?for windows and siding.? I completed that project and have only been 1 day late on one payment.? I am a single mom of 3 beautiful girls.?
My financial situation:
I am employed full time as a paramedic.? I?also pick up extra shifts when my kids are with their dad so I do get quite a bit of?overtime.? I have always paid my bills and don't have any defaults.? I went through a divorce 4 years ago and since then have been rebuilding my credit.?I am paying off all the debt my ex and I accumulated as he has been unable to pay any.
Monthly net income: $2600.00

Monthly expenses: $
??Housing: $616.00
??Insurance: $ 140.00
??Car expenses: $ 100.00
??Utilities: $ 170.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $?450.00, this is credit cards,?Prosper loan and medical bills
??Other expenses: $ 40.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$79.16

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1987	Debt/Income ratio:	12%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	68	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,869	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Indio92203	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 90% )	600-620 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	2 ( 10% )	600-620 (Dec-2007)
Principal balance:	$1,247.62	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Buy supplies for candle making
Purpose of loan:
This loan will be used to buy wax, colorings,?melting pots, wicks, and fragrances for candles.? I make votives, pillar, and jar candles and sell them to my coworkers and at the local street fair.? I have always sold out my supply because of the double scenting and special jars I use.? I usually sell a pillar for $8 and a special jar candle for $15.

My financial situation:
I am a good candidate for this loan because I have a steady, predictable income from my job.? The initial outlay for a proper amount of supplies is a little steep so I would rather repay a loan for it all--additionally, with a loan I can purchase some special items that would make my candles sell for even more.

Monthly net income: $ 8500.00

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 100
??Car expenses: $ 450
??Utilities: $?250
??Phone, cable, internet: $ 140
??Food, entertainment: $ 450
??Clothing, household expenses $ 225
??Credit cards and other loans: $?580
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$168.47

Auction yield range:	4.27% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	28%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	14y 9m
Amount delinquent:	$0	Revolving credit balance:	$20,826	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	NeketanBank	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Another Lender Consolidate!
Purpose of loan:
I have loaned out two small loans so far, and I am going to continue loaning on Prosper.? After reading alot of the borrowers stories...?I?thought that I too had quite a bit of high interest credit card debt, of which I have NEVER missed a payment.? So, why not borrow money and allow some of these lenders to make some money while I can save some money??? I am not planning on reinvesting this money in propser.com.

My financial situation:
I am a good candidate for this loan because I have been employed by the same employer for 14 years and have a good handle over my financial situation.?

This company worked with me through high school and assisted me in obtaining my bachelors degree in college and over those 14 years I moved up the corporate ladder of?a very prosperous and growing company.??

My employer encourages working from home so they cover my home phone and internet expenses.

I have never had any negative items on my credit report.? I have always paid every bill ontime. (Although I must thank online billpay for that.)? The only thing bringing down my credit score is the debt to income ratio.???

I was young and ran most of these cards up on items that were unnecessary during college.? I have since learned my lesson and have no intentions of recharging debt on these accounts once paid off.? Most of the offers for these credit cards I received after signing up for student loans.? I have worked very hard to make my payments but the huge credit card conglomerates shouldn't benefit from my hard earned money, I feel lenders at prosper should....I can assure you that this loan will be paid back in full, ontime if not sooner.? Afterall, I too am a prosper lender.

Monthly net income: $ 4175

Monthly expenses: $
??Housing: $ 1350 Mortgage?Incl Taxes, Insurance, etc.
??Insurance: $ 0
??Car expenses: $ 0 - EMPLOYER PAYS CAR PAYMENT AND?INSURANCE!
??Utilities: $?300 -
??Phone, internet: $?0?EMPLOYER PAYS HOME INTERNET AND?PHONE!
? DirecTV: $190
??Food, entertainment: $?600
??Clothing, household expenses $?200
??Credit cards and other loans: $700? (This loan payment will replace alot of this payment.)
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1985	Debt/Income ratio:	10%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,063	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	64%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Budget_Done_1_Yr_Ahead	Borrower's state:	Texas	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,775.00	< mo. late:	0 ( 0% )	600-620 (May-2007) 580-600 (Apr-2007) 580-600 (Mar-2007) 580-600 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
2nd Loan, BUSINESS: 16 Apartments

THE PRIOR LOAN WITH PROSPER HAS BEEN PAID IN FULL,?PAID OFF EARLY,?AND WAS ALWAYS IN GOOD STANDING!!? VERY HAPPY INVESTORS!!

Purpose of loan:
This loan will be used to? Update the interiors of 2 units (the rest are remodeled) and the long-terms tenants' units need to be updated for rents to go to market rate.? Exterior paint of 16 units.?

Pictures on listing and in profile:? The first picture is of the fronts of units 13 and 14.? The other current picture is from google maps.? We have already updated and painted the fence the color of?"egg shell".? Also, new green hedges and bright yellow?mums have been placed in front of the fence for curb appeal.?

My own investment so far:? I have already invested $10,000 in this property to purchase the units, for re-tenanting, advertising, and rehab, and will continue to do so, but need to invest $4946 for the exterior paint, and around $1000 each to update the 2 long-term tenants' units (11 and 12 years in same unit).? 2 tenants have been there for 5 years.

We moved a retiree couple in 10/15/09, and another young couple is ready to move in as well.? It's a quiet neighborhood, the property just needed some revitalizing.? Rents have been raised to within $10/mo of current market, and the current tenants are very happy that their homes are now being taken care of.

My financial situation:? I am a good candidate for this loan because? My personal credit performance is high.? I have intentionally placed some revolving accounts over the last few years and they are ALL ON TIME and ALL IN GOOD STANDING.??Even with the credit lines weighing the FICO down a bit, the lines are being used for business only, and my credit continues to improve.

Monthly net income: $7308- net.?? Career as Engineer for same company 4 years.? 27 years in same field in Corporate America

Monthly personal expenses: $?3012
Housing: $ 1300??
Insurance: $?100??
Car expenses, gas: $ 150 (car is paid in full)??
Utilities: $ 250??
Phone, cable, internet: $ 250??
Food, entertainment: $?300??
Clothing, household expenses $ 100??
Credit cards and other loans: $ 562??
Other expenses: $??

Monthly property expenses:
The rehab is necessary in order to attract and keep quality tenants.? The property will begin to have positive cashflow within?4 months time.? The loan will be repaid out of personal cashflow, where you can see that there is a buffer.?? ?THE PRIOR LOAN WITH PROSPER HAS BEEN PAID IN FULL, WAS PAID OFF EARLY,?AND WAS ALWAYS IN GOOD STANDING!!? VERY HAPPY INVESTORS!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.63%	Starting borrower rate/APR:	25.63% / 27.94%	Starting monthly payment:	$280.66

Auction yield range:	11.27% - 24.63%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1994	Debt/Income ratio:	10%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,238	Occupation:	Executive
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	spiritual-fund	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off higher interest rate credit cards.?

My financial situation:
I am a good candidate for this loan because I have a stable income and am dedicated to rebuilding my good credit record and finances following?2 years through courts to obtain a?divorce.?

Monthly net income: $ 4100

Monthly expenses: $
??Housing: $ 1177
??Insurance: $ 133
??Car expenses: $ 450
??Utilities: $ 150
??Phone, cable, internet: $ 146
??Food, entertainment: $ 320
??Clothing, household expenses $ 45
??Credit cards and other loans: $?600??(incl divorce atty fees)
? Other expenses: $850 (child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.77%	Starting borrower rate/APR:	26.77% / 29.10%	Starting monthly payment:	$508.77

Auction yield range:	8.27% - 25.77%	Estimated loss impact:	9.12%
Lender servicing fee:	1.00%	Estimated return:	16.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1985	Debt/Income ratio:	31%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,634	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	influential-reward8	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off multiple debts
Purpose of loan:
This loan will be used to?pay off some?credit cards and we had a friend give us a check for 5600 and later they filed bankruptcy.? We are good people and was too trusting.? Banks are very hard to get loans from...I tried to re-
mortgage and there wasn't enough spread to refinance the house... we haven't established ourselves with a bank and it's hard to get a loan if you don't have thousands sitting in the bank...

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.74%	Starting borrower rate/APR:	32.74% / 35.16%	Starting monthly payment:	$263.80

Auction yield range:	14.27% - 31.74%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1998	Debt/Income ratio:	67%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$32,438	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Riverine	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	680-700 (Aug-2009) 720-740 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
pay off truck loan
Purpose of loan:
This loan will be used to pay off a auto loan into a lower monthly payment,? allowing me to focus on paying off high interest credit?cards and creating a savings portfolio.
this loan will pay off a auto loan of 417.00 monthly and also pay?some credit cards?into a low monthly payment of apx 265.00 per month saving over?200 a month and paying proser members interest instead of banks.... Thanks Prosper...

My financial situation:
I am a good candidate for this loan because im military with good standing for 10 years and i pay all my bills, looking to get my savings built up in a few years.
Second prosper Loan...? also a prosper lender.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 850.00
??Insurance: $ 200.00
??Car expenses: $ 417 auto loan to be paid off by this loan
??Utilities: $ 0? paid by roommate?
??Food, entertainment: $? 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $? 700.00?making more than min...
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$230.70

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1995	Debt/Income ratio:	22%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,390	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	cminor	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	43 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	620-640 (Nov-2007) 720-740 (May-2007)
Principal balance:	$475.74	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
Tuition & Debt Consolidation
Purpose of loan:
This loan will be used to pay my final semester of tuition and consolidate 1 credit card and 1 loan.

My financial situation:
I am currently a photographer making around $26,600 per year.? I am finishing my Masters of Fine Arts with an emphasis in photography this year.? Upon completion of my degree I plan to focus on photography and work on building?my client base.?

The loan will be used for the following:??
Tuition - $1875
Loan - $976 (current monthly payment of $39.23)
Credit Card - $2275 (current monthly payment of $200.72)??

The consolidation alone will cover most, if not all, of this loan payment.

In addition, my husband makes $56,000 per year and pays all of the normal monthly household bills.
Feel free to contact me with any question.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,061.29

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1984	Debt/Income ratio:	58%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	22y 4m
Amount delinquent:	$785	Revolving credit balance:	$15,361	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	charming-integrity8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The Last Shall Be First ......
Purpose of loan:
This loan will be used to?
Bring my finances back into good standing after over-extending myself to help family.
My financial situation:
I am a good candidate for this loan because?
One, I believe in paying my bills; not avoiding them and Two, this loan will enable me to access other monies and pay this loan off early.Quite possibly before year's end.
Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 300
??Car expenses: $ 200
??Utilities: $ 250
??Phone, cable, internet: $ 145
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2000	Debt/Income ratio:	34%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,100	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	3
Screen name:	special-social7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards and bill
Purpose of loan:
This loan will be used to pay off my credit card bills and medical bills.

My financial situation:
I am a good candidate for this loan because I'm responsible and reliable.? I have gotten into a bind?due to?my husband?being sick and was hospitalized and is unable to work?at the current time.? This will help me catch up on my past due bills and get me caught up and back on track to being debt free.? I like to make sure everything is paid on time so that I can keep a good credit history and to show others that I'm reliable and responsible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	24 / 23	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	50	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$17,229	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resplendent-rate7	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1996	Debt/Income ratio:	19%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,632	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	devildog35	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 91% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 9% )	680-700 (Sep-2008) 660-680 (Nov-2007)
Principal balance:	$2,288.62	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Loan needed!
Purpose of loan:
This loan will be used to? Pay Property Taxes

My financial situation:
I am a good candidate for this loan because? I've never missed a payment on my previous loan and will not miss one on this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$533.49

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1981	Debt/Income ratio:	37%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,102	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	listing-coyote7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payback is Good
Purpose of loan:
This loan will be used to consolidate my credit card payments.

My financial situation:
I am a good candidate for this loan because I have lived debt free for most of my adult life.? My debts came from being laid off from my job of 15 years. I was out of work for over a year with no additional unemployment benefits.? I finally found a great job and one month to the day I landed in the hospital.? My employers could not hold my position and I again found myself out of work, unable to collect disability or unemployment.? Unable to commute, I took low paying local jobs.? The point of this being despite all my set backs, I was never late with a payment, often managed to pay over the minimums.? I have good credit but as with so many others, I found my interest rates and minimums increased by the banks.?

My monthly expenses are small.? My rent includes all utilities. I do not drive, so no car payments.? I am lucky enough to have found a good local job I can walk to and have been with them for over 3 years.? I have and continue to supplement my income with odd jobs, administrative and catering.? In a good month that can add a few hundred dollars to my income.

I take my financial obligations very seriously and am hoping with the lenders of Prosper I can return to the days of financial freedom.? Thank you all in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$251.43

Auction yield range:	8.27% - 28.00%	Estimated loss impact:	7.17%
Lender servicing fee:	1.00%	Estimated return:	20.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1999	Debt/Income ratio:	24%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$55,898	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-rate-cowbell	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cutting credit card that hiked rate
Purpose of loan:
This loan will be used to? payoff credit card that raised rate

My financial situation:
I am a good candidate for this loan because? have perfect payment history

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 200
??Car expenses: $200
??Utilities: $?500
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$193.51

Auction yield range:	17.27% - 30.00%	Estimated loss impact:	36.26%
Lender servicing fee:	1.00%	Estimated return:	-6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1975	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	8	Total credit lines:	48	Length of status:	6y 1m
Amount delinquent:	$8,355	Revolving credit balance:	$98,635	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pacheco	Borrower's state:	California	Borrower's group:	Harvard University Alumni & Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 94% )	680-700 (Latest)
Principal borrowed:	$4,550.00	< mo. late:	2 ( 6% )	(Feb-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
MS Accountancy / CPA
Purpose of loan:
Living expenses while in school.

My financial situation:
I am a graduate student. I just finished repaying a previous Prosper loan with no problems.

Monthly net income: $
6,000

Monthly expenses: $
??Housing: $ 4,000
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.07%	Starting borrower rate/APR:	18.07% / 20.28%	Starting monthly payment:	$542.81

Auction yield range:	6.27% - 17.07%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1993	Debt/Income ratio:	8%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$195,889	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	loot-souffle	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Expenses
Purpose of loan:
This loan will be used to pay unexpected expenses

My financial situation:
I will not accept any loans with prepayment penalties. I actually plan on prepaying quickly. This is a one-time unexpected expense that has to be dealt with immediately.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1981	Debt/Income ratio:	20%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$15,498	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	leverage-cell	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Launching new product
Purpose of loan:
This loan will be used to buy inventory to place with customers for demonstrations.? From these demonstrations we will be able to start collecting orders.? We have terms with our suppliers and banking relationships that will allow us to finance future orders.
My financial situation:
My company is launching a new product to the law enforcement industry.? We have generated a significant amount of buzz in our pre-marketing.? We are at the last step of going to the market - field trials.? We have several agencies from around the country requesting demonstrations of the product in order to evaluate and purchase.? We are a good loan candidate because we have? a unique and patented product that meets a critical need with a high profit margin.? We don't need to sell very many units to be profitable (40 units per month in a market of over 400,000 in the USA alone).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$721.58

Auction yield range:	17.27% - 31.32%	Estimated loss impact:	19.84%
Lender servicing fee:	1.00%	Estimated return:	11.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1993	Debt/Income ratio:	8%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exponential-affluence	Borrower's state:	Mississippi	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
To pay off?expenses I had to incur this past year.? Please note above that I have a 740-780 credit score. Not sure why I have an HR when I have a high score and only 8@ DTI. Prosper says they use data from history facts from other loans in the past and that is figured into there rating program.

I first want to thank all the potential lenders for your consideration. I have started a company with a friend of mine. This company will create 50 jobs and up to 100 in the next year. The company will be loacted in Greenville Ms. www.greenville.ms.us. There is a press release in the local paper at ddtonline.com. The name of the article is Call Center coming to town. The name of the company is called Call Center Outsourcing Solutions. We are projected to gross 3.8 million the first 12 months. We have the support of many foundations and city leaders. City Mayor, MDA www.mississippi.org, Delta EDC, EDC Hope. I will be happy to share our business plan and numbers with any who request.

I want to consolidate bills that I have had to incur due to a personal situation last year. I went though a divorce because I? as well as my children were in a very unhealthy situation.
I make $130,000 as COO/CFO for company. My gross a month is $10,000 a month.?I have 16,500 in bills that I want to make into one monthly payment. Attorney fees, Furniture, medical, and paying off?my house.? I do own my own home with 13 acres. My monthly payment is 900. It is due to be paid off in April. This is part of what I want to use this for.??

This would be a great help to myself and my 2 kids. I thank you so much for your help. Please feel free to ask any questions that you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.08%	Starting monthly payment:	$61.62

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2004	Debt/Income ratio:	43%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,057	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	radiant-income	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding!
Purpose of loan:
This loan will be used to I am responsible and punctual with payments!

My financial situation:
I am a good candidate for this loan because I have a good job.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $?435
??Insurance: $ 100
??Car expenses: $?470
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $?50

??Credit cards and other loans: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,596	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	67%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-asset-jubilee	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Existing Business Acquisition Funds
Purpose of loan:
This loan will be used to? Continue the acquisition of an existing business in Manufacturing. Profitable.

My financial situation:
I am a good candidate for this loan because? Strong income earner.

Monthly net income: $ 6,250

Monthly expenses: $ 4,250
??Housing: $ 1,500
??Insurance: $ 650(paid from business)
??Car expenses: $ Paid from business
??Utilities: $
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$212.23

Auction yield range:	17.27% - 28.99%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2000	Debt/Income ratio:	46%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	1y 7m
Amount delinquent:	$311	Revolving credit balance:	$2,435	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bluebox	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 560-580 (Mar-2008) 580-600 (Sep-2006) (Mar-2006)
Principal balance:	$1,268.12	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.? One lump sum a month is much more beneficial than scattered payments. I just want an opportunity to pay these off and be done with it.? So tired of making credit card companies rich.

My financial situation:
I am a good candidate for this loan because I already have had two loans with Prosper and never been late on a payment.? Paid off one already.

Monthly net income: $ 3500

??Your bid on me will be a good investment for you and help me get on track.? Thank you in advance for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$132.13

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1994	Debt/Income ratio:	34%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$33,775	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	keen-durability	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Capital
Purpose of loan:

This loan will be used for working capital for business. The credit markets have withdrawn all they can from small business with me included. Look at the following sample link?and the reason for?cancelations.

https://www.advanta.com/ADV/Login/Notice.page?hn=notice&destination=ADV/Public/AccountClosure_HelpMy

Financial situation:

My business is?a good candidate for this loan because we have been in business since 2000.?We have ridden out this economic recession thus far and have maintained a healthy balance sheet - we would like to continue. Having an extra cushion in our account will help tremendously. Included is my personal income and expenses. Some of my personal credit score has been hurt due to account closures to eliminate future debt.

Monthly net income: $6,700 -?Does not include business income.?

Monthly expenses:?$
??Housing: $ 1450
??Insurance: $ 150
??Car expenses: $?600
??Utilities: $ 200
??Phone, cable, internet: $ 200
??OTHER$ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1992	Debt/Income ratio:	10%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	59	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Shawn314	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Computer Technology Upgrade
Purpose of loan:
This loan will be used to purchase a new Apple iMac 3.06GHz duel core to replace an obsolete Compaq 1600 laptop. The new iMac will be used for a combination of business, school and personal. I'll be using it to perform part-time web analytics consulting in addition to my current full time job. I also have two iPhone apps I would like to develop--thus the need for a Mac. My wife will be using it in her academics as she pursues her Master's. And it will likely see action as a home computer as well.?

My financial situation:
I am a good candidate for this loan because both my wife and I have stable full-time jobs and live within our budget. The funds for loan repayment will be redirected from discretionary income and will not impact savings or other expenses. We would just prefer not to diminish our savings at this time.

Monthly net income: $ 5500.00

Monthly expenses: $
??Housing: $ 1800.00 (mortgage)
??Insurance: $ 0 (included in mortgage)
??Car expenses: $ 250
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 550
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450 (student loans)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2000	Debt/Income ratio:	35%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	9y 2m
Amount delinquent:	$120	Revolving credit balance:	$2,990	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	repayment-serrano	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repears and credit cards off
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1979	Debt/Income ratio:	57%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$36,883	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bonus-eclipse	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay down credit card debt.????????

My financial situation:
I am a good candidate for this loan because? I aways pay my debts on time. I have never missed a payment or defaulted on any loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1988	Debt/Income ratio:	43%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,510	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Tea-Fanatic	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	700-720 (Latest)
Principal borrowed:	$36,900.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008) 720-740 (Sep-2006)
Principal balance:	$7,417.82	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Purchase Inventory for Holidays
Business is picking up, time to pay off all debt, purchase enough inventory to stock shelves for a great retail season. All indications that the retail holidays will improve from last year. We have been low on inventory due to cash shortages and really need to stock up so we can enjoy the busiest and most prosperous time of the year to recover from the worst recession ever! The good news is we survived it!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$949.96

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	58%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	4y 5m
Amount delinquent:	$5,524	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	boisebasca	Borrower's state:	Idaho	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 660-680 (Mar-2008) 660-680 (Feb-2008)
Principal balance:	$2,288.51	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Consolidating Debt
Purpose of loan: I want to consolidate all of my outstanding debt including my present active Prosper loan into one monthly payment. There appears to be 2 delinquent accounts on my credit account and I checked the info out and it has been taken care of.? Everything is up to date. Thank you for your help.It may show HR but I honestly try to keep up a good score.

My financial situation:I will make a timely payment from my checking account as requested on the Program. I have never missed a payment on my present loan.

Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1700
??Insurance: $150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,999.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$549.37

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1997	Debt/Income ratio:	27%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,368	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigilance-hut	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards, etc.
Purpose of loan:?Pay off and close out?credit cards, this?has occurred due to a large medical expense for my wife, flooding damage on home, personal expenses, etc.

My financial situation:
If my profile looks familiar, I had to withdraw my previous listing due to some incorrect figures.? I had to get clarification on the Prosper process.? I apologize for the inconvenience.? I am a good candidate for this loan because I have good credit (700+).??I have a successful good-income job.? I am the GM of sales for the Cintas Corp and have been there 7+ years.??My base salary is 88k, with a max compensation of 149k.? Over the last 4 years, I have averaged around 110k annually.? My credit history shows no missed or late payments and like I mentioned earlier a good credit score.? I have roughly 10k in investments that I could use for funding or payment if I have to, however cashing out investments now with the economy is not wise.? I am including this because I want to reassure you?that I am a competent, qualified and dependable borrower.??I have submitted my information on Lending Tree so you may see inquiries on my credit report due to this, but I have not taken any loans from anyone.? It was a mistake which now I know.? With your funding and support, my family and I would?be able to finally put behind us my wife's surgery and the flooding damage at our home, which is $10,000 of the credit card debt.??Thanks to all of you who have shown consideration to my request, I appreciate it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$343.53

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1984	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	30	Length of status:	0y 0m
Amount delinquent:	$13,451	Revolving credit balance:	$128	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tolerant-economy	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-establishing my life
Purpose of loan:
This loan will be used to?
Bring mortgage and other debt current
My financial situation:
I am a good candidate for this loan because?Last year I had a credit score of 797 and into February 2009 a credit score of 721. I don't know what my current score is but I fell behind begining in March 2009. I went?through a divorce last year. I'm a Realtor by?trade for 22 years. Our?real estate market has been terrible and I haven't not any income to speak of for a year and a half. My savings ran out and I've been unable to obtain a position with a steady income until this month. I just started working at Jared The Galleria Of Jewerly (Sterling Jewelers) and I'm paid hourly plus commission.?At this point I can't say what my commissions will amount to. I expect to make between $3500 - $4000 per month. I?will continue to pratice real estate?along with this position. In fact I just put a transaction into escrow but the closing won't occur until?the middel of December. I have?$110,000 - $120,000 EQUITY in my house and I'm trying?not to sell it. I am behind on my mortgage but I've been working with the mortgage company and I don't think I'll be forced to sell it.?
USAA REFERRED ME TO YOUR COMPANY. They said my credit isn't that bad and that you might be able to help. I'm hoping you can. I'm a very trust worthy?person and I just need some help to get back on track.
Thank you for your consideration.

Monthly net income: $3800

Monthly expenses: $
??Housing: $1042
??Insurance: $prepaid
??Car expenses: $0?
??Utilities: $230
??Phone, cable, internet: $110
??Food, entertainment: $150
??Clothing, household expenses $
??Credit cards and other loans: $450 once current?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1990	Debt/Income ratio:	22%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$412,230	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cryptmagic	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest In My Future
Purpose of loan:
This loan will be used to payoff debt, and fund my company.? I'm mainly going to use the funds to start developing Iphone Applications.? I would use my out of pocket income, but figured if I can afford the payments why not borrow the amount.? I have no problems with paying it back. My financial situtation is pretty good, it may not look like it, with all the credit card debt. While banks were willing to lend, I maxed out my credit limts, and then did 0% balance transfers on all of them.? Hey I might as well get the better of the banks.? I turned around and invested the funds in the stock market, and made some respectable returns.? As the 0% expire I intend to pay them off, fortunately many of them have 6+ months.? The banks have gotten smart to the balance transfer deals, and the unlimited transfer fees make them unattractive.? I am looking to get funds from prosper lenders, because I would like borrow money seperate from my investments, and try my hand at the mobile application development field.? I have one main residence, and one rental that worth large amount.? Combined they are worth well over 2 million dollars, I am asset rich, cash poor.? That's what has hurt me overall.? My combined loans are well less then 30% of the value of the properties.?

Monthly net income: $ 12,000

Monthly expenses: $
??Housing: $ 5677.89
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 125
??Food, entertainment: $ 1600 a month
??Clothing, household expenses $ 2000 a month
??Credit cards and other loans: $ 3000 a month
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	6	Total credit lines:	47	Length of status:	11y 9m
Amount delinquent:	$710	Revolving credit balance:	$2,899	Occupation:	Attorney
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	goodhearted-gain5	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need money for smart expansion
Purpose of loan:
This loan will be used to? move my office into a location with better visability.? I have added Immigration to my practice and spanish speaking employees and anticipate that Immigration will be a good practice area for me.? I am also in Bankrupcty and Family Law.? Bankruptcy has been busy lately.? We have outgrown our office and have found a building with very reasonable lease terms, but I need to pay moving expenses and get ahead on my expenses while we are expanding.? Even though the revenues are down for this year, I expect that to completely turn around with an office with signage and in a high traffic area.

My financial situation:
I am a good candidate for this loan because? I have been practicing law for many years and have always done well.? This has been a down year for us because we had to pretty much abandon our primary focus which was collections due to the fact that most people have stopped paying on collection accounts and are filing bankruptcy now instead.? We?have great?advertising, but?on a modest budget, which is driving new business to our?office.???Finally, the addition of Immigration to my practice (at a time when one of the?largest Immigration firms in our State?has been?under scrutiny by the US Attorney's office) will most definitely make us profitable in the years to come.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$252.97

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2006	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,962	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ore-taxi	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan: Personal
This loan will be used to purchase a motorcycle.

My financial situation: Employed Full- Time.
I am a good candidate for this loan because my income has been steady and continues to grow. I have no Debt, and my employment is strong for the future.

Monthly net income: $ 2100

Monthly expenses in Total: $ 925
??Housing: $650
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $50
??Food, entertainment: $200
??Clothing, household expenses $25
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2003	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 9m
Amount delinquent:	$473	Revolving credit balance:	$554	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bill-professor	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal use
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.